Income taxes (Details 2)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2023 CNY (¥)
Tax losses	$ 313,000	$ 572,000
Less: valuation allowances	(251,000)	(469,000)
Net deferred tax assets / (liabilities)	62,000	$ 103,000
ZHEJIANG TIANLAN
Allowance for doubtful accounts	5,058		¥ 4,218
Deferred government grant	631		213
Impairment losses on assets	1,771		1,508
Change in fair value	(37)
Investment loss	1,425		0
Total deferred tax assets	$ 8,848		¥ 5,939